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                                                                     EHIBIT 4.2
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                     Incorporated under the Laws of the
                              State of Delaware
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        NUMBER                                                  SHARES
        **01**                                                  **1**

        ===============================================================
                        TIMBERLAND GROWTH CORPORATION

        Authorized Capital: One share of Special Voting Common Stock par value $0.01
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SEE REVERSE FOR A SUMMARY OF THE RIGHTS, PREFERENCES AND PRIVILEGES OF, AND
RESTRICTIONS ON, EACH CLASS AND SERIES OF SHARES.

THIS CERTIFIES THAT             Potlatch Corporation            is the
                   ---------------------------------------------

registered holder of            ****One (1)****                 Shares
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  Of Special Voting Common Stock of Timberland Growth Corporation

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

  IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of __________________ A.D. __________


   ------------------------------   [SEAL]   -----------------------------
   President                                 Treasurer
   Scott R. Jones                            Allan F. Trinkwald

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THE SHARE OF SPECIAL VOTING STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE
TRANSFERRED TO ANY PERSON OR ENTITY UNLESS SUCH TRANSFER MEETS THE QUALIFICATIONS SET FORTH IN SECTION C.6(d) OF ARTICLE FOURTH OF THE CERTIFICATE OF INCORPORATION OF THIS CORPORATION AND NO PERSON WHO RECEIVES THIS SHARE IN CONNECTION WITH A TRANSFER WHICH DOES NOT MEET THE QUALIFICATIONS PRESCRIBED BY SECTION C.6(d) OF SAID ARTICLE FOURTH IS ENTITLED TO OWN OR TO BE REGISTERED AS THE RECORD HOLDER OF THIS SHARE OF SPECIAL VOTING STOCK AND THIS SHARE WILL HAVE BEEN AUTOMATICALLY CONVERTED INTO ONE SHARE OF COMMON STOCK UPON ANY SUCH PURPORTED TRANSFER. THE RECORD HOLDER OF THIS CERTIFICATE MAY AT ANY TIME CONVERT THIS SHARE OF SPECIAL VOTING STOCK INTO ONE SHARE OF COMMON STOCK. EACH HOLDER OF THIS CERTIFICATE, BY ACCEPTING THE SAME, ACCEPTS AND AGREES TO ALL OF THE FOREGOING. THE CORPORATION WILL FURNISH WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, CONTAINING, AMONG OTHER THINGS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF THAT THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHALL BE ADDRESSED TO THE SECRETARY OF THE cORPORATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.


   FOR VALUE RECEIVED, ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO ____ ________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _______________________________________ ATTORNEY TO TRANSFER THE
SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

   DATED ________________________________

        IN PRESENCE OF __________________________________